                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                      OF THE SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: January 25, 2016

                             GENESIS FINANCIAL, INC.

             (Exact Name of registrant as specified in its Charter)

      Washington                    333-103331                  03-0377717

State of Incorporation         Commission File No.          I.R.S. Employer

                                                            Identification No.

3773 West Fifth St., Ste. 301, Post Falls, Id                   83854

(Address of principal executive offices)                      (Zip Code)

                                  (208)457-9442

                           Registrant’s telephone number

                                      N/A

                      (Registrant’s former name and address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17

    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR

    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the

    Exchange Act (17CFR 240-14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the

    Exchange Act (17 CFR 240-13e-4(c))

Item 8.01

Other Events.

In September 2015, the board of directors and a majority of the Company’s shareholders approved moving our corporate domicile from the State of

Washington to the State of Wyoming.

On January 25, 2016, we filed Articles of Domestication moving our corporate domicile to the State of Wyoming.

Item 9.01

Exhibits

3.0

Articles of Domestication filed January 25, 2016 with the Secretary of

State of Wyoming

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GENESIS FINANCIAL, INC.

Dated: January 27, 2016

                                           /s/ John R. Coghlan

                                         By: John R. Coghlan

                                         Title: President; CEO